EXHIBIT 10.20

              FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                    AGREEMENT OF LIMITED PARTNERSHIP OF
              PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP


     The undersigned, being the sole general partner of Price Development Company, Limited Partnership (the "Partnership"), a limited partnership formed under the Maryland Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Agreement of Limited Partnership, dated July 15, 1999 (the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     1. EXHIBIT OF PARTNERS AND PARTNERSHIP INTERESTS. EXHIBIT A to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT A hereto which identifies, as December 31, 1999, each Partner of the Partnership, the number of Partnership Units held by such Partner and such Partner's respective Percentage Interest in the Partnership.

     2.   RATIFICATION.   Except  as  expressly  modified  by  this  Fourth
Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

     Capitalized terms used but not defined in this Fourth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.



Dated:    March 10, 2000
       -----------------




                              JP Realty, Inc.,
                              as General Partner


                              By:  /s/ G. Rex Frazier
                                   -----------------------
                              Name: G. Rex Frazier
                              Title:  Predisent

                                   EXHIBIT A

                      PARTNERS AND PARTNERSHIP INTERESTS

                                                     Partnership                     Percentage
                Name of Partner                         Units                         Interest
----------------------------------------        ---------------------           ----------------------
GENERAL PARTNER
JP Realty, Inc.
35 Century Park-Way
Salt Lake City, Utah 84115                                 16,825,665                     82.229410%
LIMITED PARTNERS
Boise Mall Investment Company, Ltd.                           824,411                       4.02901%
Brown, Mike                                                       125                       0.00061%
Bybee, Terry                                                      320                       0.00156%
Cache Valley Mall Partnership, Ltd.                           328,813                       1.60696%
Chandler, Harry                                                   100                       0.00049%
Clauson, Pat                                                      100                       0.00049%
Cloward, Burke                                                 35,460                       0.17330%
Cordano, Alan                                                     765                       0.00374%
Cordano, James                                                  1,531                       0.00748%
Curtis, Greg                                                       24                       0.00012%
Curtis, Vardell                                                   125                       0.00061%
East Ridge Partnership                                            100                       0.00049%
Enslow, Mike                                                      320                       0.00156%
Fairfax Holding, LLC                                          786,226                       3.84240%
Frank, Alan                                                     5,486                       0.02681%
Frazier, G. Rex                                                 3,680                       0.01798%
Frei, Michael                                                   6,817                       0.03332%
Gillette, Jerry                                                   100                       0.00049%
Hall Investment Company                                        10,204                       0.04987%
Hansen, Kenneth                                                 5,102                       0.02493%
JCP Realty, Inc.                                              350,460                       1.71275%
KFC Advertising                                                 5,487                       0.02682%
Kelley, Chad                                                      125                       0.00061%
Kelley, Paul                                                       25                       0.00012%
King American Hospital, Ltd.                                   63,424                       0.30996%
King Provo, Ltd.                                               64,872                       0.31704%
King, Warren P.                                                 6,244                       0.03052%
Mendenhall, Paul K.                                               214                       0.00105%
Mulkey, Tom                                                       100                       0.00049%
North Plains Development Company, Ltd.                         19,033                       0.09302%
North Plains Land Company, Ltd.                                 1,758                       0.00859%
Olson, Carl                                                     1,894                       0.00926%
Orton, Byron                                                      125                       0.00061%
Peterson, Martin G.                                               692                       0.00338%
Pine Ridge Development Company, Ltd.                           77,641                       0.37944%
Pine Ridge Land Company, Ltd.                                   5,176                       0.02530%
Price, John                                                       200                       0.00098%
Price, Steven                                                     350                       0.00171%

                                                     Partnership                     Percentage
                Name of Partner                         Units                         Interest
----------------------------------------        ---------------------           ----------------------
Price 800 Company, Ltd.                                       156,615                       0.76540%
Price Commerce, Ltd.                                           63,423                       0.30996%
Price East Bay, Ltd.                                           37,157                       0.18159%
Price Eugene Bailey Company, Ltd.                              17,497                       0.08551%
Price Fremont Company, Ltd.                                   166,315                       0.81281%
Price Glendale Company, Ltd.                                    3,935                       0.01923%
Price Orem Investment Company, Ltd.                            66,747                       0.32620%
Price Plaza 800 Company, Ltd.                                  12,199                       0.05962%
Price Riverside Company, Ltd.                                  10,983                       0.05368%
Price Rock Springs Company, Ltd.                               11,100                       0.05425%
Price Taywin Company, Ltd.                                    106,381                       0.51990%
Priet, Nettie                                                     100                       0.00049%
Red Cliff Mall Investment Company                             167,379                       0.81801%
Roebbelen Engineering                                          72,000                       0.35187%
Souvall, Sam                                                   23,371                       0.11422%
Taycor Ltd.                                                    35,462                       0.17331%
Tech Park II Company, Ltd.                                      4,929                       0.02409%
Timothy, Jodi                                                     150                       0.00073%
Vise, Phil                                                        160                       0.00078%
Watcott, Keith                                                 35,460                       0.17330%
Watkins, Gary                                                   5,102                       0.02493%
Wilcher, Abe                                                    5,306                       0.02593%
Wilcher, Lena                                                  10,000                       0.04887%
YSP                                                            16,787                       0.08204%
                                                 --------------------            ----------------------
Total                                                      20,461,852                     100.00000%
                                                 --------------------            ----------------------


SSB Tax Advantaged Exchange Fund I, LLC                       510,000                     100.00000%{1}
                                                 --------------------            ----------------------


Belcrest Realty Corporation                                 2,575,000                      73.02632%{2}
Belair Real Estate Corporation                              1,255,000                      26.97368%{2}
                                                 --------------------            ----------------------
                                                            3,800,000                     100.00000%
                                                 --------------------            ----------------------

--------------------------
1. Represents all of the Series A Preferred Units issued by the Partnership.
2. Represents a percentage of the Series B Preferred Units issued by the Partnership.